Schedule of Unrealized and Realized Gains and Losses of Equity Securities Without Readily Determinable Fair Values (Parenthetical) (Detail) - 6 months ended Jun. 30, 2020 ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Equity Securities, FV-NI and without Readily Determinable Fair Value [Abstract]
Equity securities gross unrealised loss excluding impairment	¥ 100	$ 14
Remeasurement loss of previously held equity interest in business combination held in stages	¥ 278	$ 39